REGULATORY MATTERS	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
REGULATORY MATTERS
NOTE J - REGULATORY MATTERS

The Company and its subsidiary bank are subject to regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and its subsidiary bank must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgment by regulators about components, risk weightings, and other related factors.

To ensure capital adequacy, quantitative measures have been established by regulators, and these require the Company and its subsidiary bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined) to risk-weighted assets (as defined), and of Tier I capital to adjusted total assets (leverage). Management believes, as of December 31, 2014, that the Company and its subsidiary bank exceeded all capital adequacy requirements.

At December 31, 2014 and 2013, the subsidiary bank was categorized by regulators as well-capitalized under the regulatory framework for prompt corrective action. A financial institution is considered to be well-capitalized if it has a total risk-based capital ratio of 10% or more, has a Tier I risk-based capital ratio of 6% or more, and has a Tier I leverage capital ratio of 5% or more. There are no conditions or anticipated events that, in the opinion of management, would change the categorization. The actual capital amounts and ratios at December 31, 2014 and 2013, are presented in the following table. No amount was deducted from capital for interest-rate risk exposure.

In 2013, the Federal Reserve voted to adopt final capital rules implementing Basel III requirements for U.S. Banking organizations. Under the final rule, minimum requirements will increase for both the quantity and quality of capital held by banking organizations. The final rule includes a new minimum ratio of common equity Tier 1 capital (Tier 1 Common) to risk-weighted assets and a Tier 1 Common capital conservation buffer of 2.5% of risk-weighted assets that will apply to all supervised financial institutions. The rule also raises the minimum ratio of Tier 1 capital to risk-weighted assets and includes a minimum leverage ratio of 4% for all banking organizations. These new minimum capital ratios are effective on January 1, 2015, and will be fully phased in on January 1, 2019.

	Company		Subsidiary
	(Consolidated)		The First
	Amount	Ratio	Amount	Ratio
December 31, 2014
Total risk-based	$95,419	12.3%	$94,888	12.2%
Tier I risk-based	89,324	11.5%	88,793	11.4%
Tier I leverage	89,324	8.4%	88,793	8.4%

December 31, 2013
Total risk-based	$88,503	13.4%	$87,707	13.3%
Tier I risk-based	82,755	12.5%	81,979	12.4%
Tier I leverage	82,755	9.0%	81,979	8.9%

The minimum amounts of capital and ratios as established by banking regulators at December 31, 2014 and 2013, were as follows:

	Company		Subsidiary
	(Consolidated)		The First
	Amount	Ratio	Amount	Ratio
December 31, 2014
Total risk-based	$62,272	8.0%	$62,208	8.0%
Tier I risk-based	31,136	4.0%	31,104	4.0%
Tier I leverage	42,363	4.0%	42,325	4.0%

December 31, 2013
Total risk-based	$53,029	8.0%	$52,935	8.0%
Tier I risk-based	26,514	4.0%	26,467	4.0%
Tier I leverage	37,002	4.0%	36,956	4.0%

The Company’s dividends, if any, are expected to be made from dividends received from its subsidiary bank. The OCC limits dividends of a national bank in any calendar year to the net profits of that year combined with the retained net profits for the two preceding years.